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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 19, 2006

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                           BLUE RIVER BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
            Indiana                        0-24501                35-2016637
(State or other jurisdiction of          (Commission            (IRS Employer
         incorporation)                 File Number)         Identification No.)

                            29 East Washington Street
                           Shelbyville, Indiana 46176
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 398-9721
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 18, 2006, the Registrant entered into an Agreement and Plan of Reorganization (the "Agreement") with FirstAtlantic Financial Holdings, Inc. ("FirstAtlantic"). A copy of the Agreement is attached as Exhibit 2.1. The Registrant and FirstAtlantic issued a joint press release on September 19, 2006 announcing the execution of the Agreement. A copy of the joint press release is attached as Exhibit 99.1.

The Agreement provides for the transfer of all of the operating assets of Paramount Bank (the "Bank"), a wholly-owned subsidiary of the Registrant, in an inter-company transaction to another of the Registrant's wholly-owned subsidiaries, Shelby County Bank. The agreement also provides for the sale of the charter of the Bank to FirstAtlantic through a stock sale (collectively, the "Transaction"). In consideration thereof, FirstAtlantic will make a cash payment to the Registrant in the amount of $1,675,000.

Following the completion of the Transaction, the Registrant will operate the Bank as a division of Shelby County Bank. The transactions contemplated by the Agreement remain subject to approval by federal and state regulatory authorities and other conditions customary for a transaction of this nature.

The Registrant anticipates completing the Transaction during the first quarter of 2007.

The information set forth above is qualified in its entirety by reference to the full text of the Agreement which is attached as an exhibit to this Current Report on Form 8-K.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (c) Not applicable.

(d)  Exhibits.

2.1 Agreement and Plan of Reorganization, by and between Blue River Bancshares, Inc. and FirstAtlantic Financial Holdings, Inc., dated September 18, 2006

99.1 Press Release by Blue River Bancshares, Inc. and FirstAtlantic Financial Holdings, Inc., dated September 19, 2006


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: September 19, 2006

                                        BLUE RIVER BANCSHARES, INC.
                                        (REGISTRANT)


                                        By: /s/ Russell Breeden, III
                                            ------------------------------------
                                            Russell Breeden, III
                                            Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
Number    Description
-------   -----------
2.1       Agreement and Plan of Reorganization, by and between Blue River
          Bancshares, Inc. and FirstAtlantic Financial Holdings, Inc., dated
          September 18, 2006

99.1      Press Release by Blue River Bancshares, Inc. and FirstAtlantic
          Financial Holdings, Inc., dated September 19, 2006


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